Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citius Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Leonard Mazur, Chief Executive Officer and Chairman Company, and Jaime Bartushak, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2022
	By:	/s/ Leonard Mazur
Leonard Mazur
Chief Executive Officer and Chairman
(Principal Executive Officer)

By:	/s/ Jaime Bartushak
Jaime Bartushak
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)